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                                                                    Exhibit 99.3

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                with Respect to the Quarterly Report on Form 10-Q
                       for the Quarter ended June 30, 2002
                              of Dover Corporation

         Pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Dover Corporation, a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

        1. The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

        2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:   August 13, 2002                             /s/ Thomas L. Reece
                                                     -------------------
                                                     Thomas L. Reece
                                                     Chairman, President and
                                                     Chief Executive Officer



Dated:   August 13, 2002                             /s/ David S. Smith
                                                     ------------------
                                                     David S. Smith
                                                     Vice President, Finance and
                                                     Chief Financial Officer


         The certification set forth above is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 10-Q or as a separate disclosure document of the Company or the certifying officers.